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                                                                    EXHIBIT 23.2

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1992 Stock Option Plan of our report dated February 21, 1997 with respect to the financial statements of Geron Corporation included in its Annual Report (Form 10-K) for the year ended December 31, 1996, as filed with the Securities and Exchange Commission.








/s/  Ernst & Young LLP

Palo Alto, California
August 12, 1997